Sprott Focus Trust	September 30, 2024 (unaudited)

Schedule of Investments

Security Description	Shares	Value
COMMON STOCKS (94.09%)
Consumer Discretionary (6.34%)
Automobiles (2.06%)
Thor Industries, Inc.(a)	50,000	$5,494,500
Specialty Retail (4.28%)
Buckle, Inc. (The)	260,000	11,432,200
Total Consumer Discretionary (Cost $8,210,120)		16,926,700

Consumer Staples (3.36%)
Food Products (3.36%)
Cal-Maine Foods, Inc.	120,000	8,980,800
Total Consumer Staples (Cost $3,976,908)		8,980,800

Energy (12.92%)
Energy Equipment & Services (8.31%)
Helmerich & Payne, Inc.	330,000	10,038,600
Pason Systems, Inc.(a)	1,080,000	10,644,682
Smart Sand, Inc.(b)	750,000	1,477,500
		22,160,782
Oil, Gas & Consumable Fuels (4.61%)
Exxon Mobil Corp.	105,000	12,308,100
Total Energy (Cost $27,159,100)		34,468,882

Financials (14.87%)
Capital Markets (11.85%)
Artisan Partners Asset Management, Inc.(a)	280,000	12,129,600
Ashmore Group PLC	2,750,000	7,537,057
Federated Hermes, Inc.	325,000	11,950,250
		31,616,907
Financial Services (3.02%)
Berkshire Hathaway, Inc.(b)	17,500	8,054,550
Total Financials (Cost $28,570,268)		39,671,457

Industrials (5.77%)
Aerospace & Defense (0.19%)
AerSale Corp.(b)	100,000	505,000
Commercial Services & Supplies (2.26%)
Societe BIC SA	90,000	6,051,080
Marine Transportation (3.32%)
Clarkson PLC	180,000	8,855,958
Total Industrials (Cost $12,661,850)		15,412,038

Information Technology (3.06%)
Electronic Equipment, Instruments & Components (2.13%)
Vishay Intertechnology, Inc.(a)	300,000	5,673,000
Semiconductors & Semiconductor Equipment (0.93%)
Cirrus Logic, Inc.(b)	20,000	2,484,200
Total Information Technology (Cost $6,894,556)		8,157,200

Materials (38.70%)
Chemicals (6.07%)
CF Industries Holdings, Inc.	75,000	6,435,000

Sprott Focus Trust	September 30, 2024 (unaudited)

Westlake Corp.	65,000	$9,768,850
		16,203,850
Metals & Mining (32.63%)
Agnico Eagle Mines Ltd.	150,000	12,084,000
Alamos Gold, Inc.	300,000	5,982,000
Gemfields Group Ltd.(a)	11,999,943	1,875,263
Major Drilling Group International, Inc.(b)	1,680,000	10,397,131
Nucor Corp.	75,000	11,275,500
Osisko Gold Royalties Ltd.	340,000	6,293,400
Pan American Silver Corp.	240,000	5,008,800
Radius Recycling, Inc.	300,000	5,562,000
Reliance, Inc.	40,000	11,568,400
Seabridge Gold, Inc.(b)	300,000	5,037,000
Steel Dynamics, Inc.	95,000	11,977,600
		87,061,094
Total Materials (Cost $73,100,261)		103,264,944

Real Estate (9.07%)
Real Estate Management & Development (9.07%)
FRP Holdings, Inc.(b)	270,000	8,062,200
Kennedy-Wilson Holdings, Inc.	850,000	9,392,500
Marcus & Millichap, Inc.	170,000	6,737,100
		24,191,800
Total Real Estate (Cost $20,472,557)		24,191,800

TOTAL COMMON STOCKS (Cost $181,045,620)		251,073,821
Repurchase Agreement (5.90%)
Fixed Income Clearing Corporation, 1.52% dated 09/30/24, due 10/01/24, maturity value $15,755,909 (collateralized by obligations of various U.S. Treasury Note, 3.75% due 12/31/28, valued at $16,070,379)		15,755,243
Total Repurchase Agreements (Cost $15,755,243)		15,755,243

Securities Lending Collateral (0.01%)
State Street Navigator Securities Lending Government Money Market Portfolio(c)	21,528	21,528
Total Securities Lending Collateral (Cost $21,528)		21,528

TOTAL INVESTMENTS - 100.00% (Cost $196,822,391)		266,850,592

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.00%		380
NET ASSETS - 100.00%		$266,850,972

(a)	Security (or a portion of the security) is on loan. As of September 30, 2024, the market value of securities loaned was $15,442,583. The loaned securities were secured with cash collateral of $21,528 and non-cash collateral with a value of $15,766,455. The non-cash collateral received consists of equity securities, and is held for the benefit of the Fund at or in an account in the name of the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.
(b)	Non-Income producing.
(c)	Represents an investment of securities purchased from cash collateral received from lending of portfolio securities.

Sprott Focus Trust

September 30, 2024 (unaudited)

Portfolio Valuation and Methodologies:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. All exchange traded securities are valued using the last trade or closing sale price from the primary publicly recognized exchange. If no current closing sale price is available, the mean of the closing bid and ask price is used. If no current day price quotation is available, the previous business day’s closing sale price is used. Investments in open-end mutual funds such as money market funds are valued at the closing NAV. Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of the Fund’s investment, or in the event that it is determined that valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued in accordance with the Sprott Asset Management USA, Inc. (the “Adviser”) policies and procedures as reflecting fair value (“Fair Value Policies and Procedures”). U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Adviser of the Fund as the valuation designee for the Fund. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Fair Value Policies and Procedures as reflecting fair value. The Adviser has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Hierarchy:

The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for fair valued investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs.

Level 3 – significant unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s investments as of September 30, 2024 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$251,073,821	$—	$—	$251,073,821
Repurchase Agreements	—	15,755,243	—	15,755,243
Securities Lending Collateral	21,528	—	—	21,528
Total	$251,095,349	$15,755,243	$—	$266,850,592

There were no transfers between levels for investments held at the end of the period.

Sprott Focus Trust

September 30, 2024 (unaudited)

Common Stock:

The Fund invests a significant amount of assets in common stock. The value of common stock held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests.

Repurchase Agreements:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

Lending of Portfolio Securities:

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments. Collateral for securities on loan is at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of September 30, 2024, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act registered money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

Pursuant to the current securities lending agreement, the Fund retains 80% of securities lending income (which excludes collateral investment expenses). Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. State Street bears all operational costs directly related to securities lending.

As of September 30, 2024, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non-Cash Collateral	Total Collateral
$15,442,583	$21,528	$15,766,455	$15,787,983

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of September 30, 2024, with a contractual maturity of overnight and continuous.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website (www.sprottfocustrust.com) and on the Securities and Exchange Commission’s website (www.sec.gov).